                         ANNUAL REPORT AUGUST 31, 1997

                                  OPPENHEIMER

                                   ENTERPRISE
                                      FUND

                                    [PHOTO]

                            [OPPENHEIMERFUNDS LOGO]
                            THE RIGHT WAY TO INVEST

CONTENTS

 3  President's Letter

 4  Fund Performance

 6  An Interview
    with the Fund's
    Managers

10  Statement of
    Investments

14  Statement of
    Assets &
    Liabilities

16  Statement of
    Operations

17  Statements of
    Changes in
    Net Assets

18  Financial Highlights

20  Notes to Financial
    Statements

27  Independent
    Auditors' Report

28  Federal Income
    Tax Information

29  Officers & Trustees

32  Information &
    Services


REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

- DURING MUCH OF THE PERIOD, investors have shown a preference for larger, blue-chip multinational companies, which hurt our overall performance.

- DIVERSIFICATION in a variety of companies and industries has helped lower the volatility of small and micro-cap investments.

- ENERGY STOCKS have shown positive gains in the U.S. and abroad, due to strengthening economies in many parts of the world.


   AVG. ANNUAL TOTAL RETURNS
For the Period Ended 8/31/97(1)

CLASS A
   1 year      Since inception
   17.88%      39.25%

CLASS B
   1 year      Since inception
   17.03%      38.25%

CLASS C
   1 year      Since inception
   16.97%      38.21%


Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

1. Includes changes in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.





                        2   Oppenheimer Enterprise Fund

[PHOTO]

BRIDGET A. MACASKILL
President
Oppenheimer
Enterprise Fund


DEAR SHAREHOLDER,
--------------------------------------------------------------------------------

I'd like to welcome you to the premier issue of our newly redesigned shareholder reports. As you can see, we've changed the format to allow easier access to the information you need to monitor your investments. Some notable additions are "at-a-glance" report highlights and charts that let you quickly assess how your Fund has performed. On the following pages, your portfolio team discuss their current investment thinking, your Fund's strategies, and performance. Before these commentaries, I'd like to share a few global observations.

         As we consider the world's financial markets over the past six months, some global trends emerge. For example, inflation has hit its lowest level in three decades worldwide, which has helped spur many bullish financial markets. The United States has been a beneficiary of this low-inflation environment, as well as of a strong dollar, robust corporate earnings and a healthy economy. However, many financial analysts are now concerned that the United States has reached a point in the business cycle where earnings could decline because companies are unable to further reduce costs.

         On the other hand, a wave of corporate restructuring throughout Europe has resulted in some exciting changes and opportunities. Because a similar restructuring took place in the United States ten years ago, European companies have been able to enjoy the benefit of hindsight by following our footsteps. Latin America, too, has begun to shift its economies more toward the U.S. capitalist model and has reported positive earnings growth along the way.

         With major changes occurring in today's economies around the globe, it's more important than ever to maintain a diversified portfolio across different countries and market sectors. Now is the time to speak to your financial adviser to ensure that your assets are allocated properly, so you have the opportunity to benefit from investments in both domestic and international funds. It's important to remember that investing abroad can involve greater risk and expenses--including political and economic uncertainties--and should be undertaken with a long-term approach in mind.

         To keep in touch with our views on the markets, visit our website, WWW.OPPENHEIMERFUNDS.COM, where you can access your account information and fund performance data, 24 hours a day. The site also features prospectuses, timely market updates and insightful commentaries. Our new shareholder reports and presence on the Internet are just two examples of our commitment to keeping you well informed.

         Thank you for your confidence in OppenheimerFunds, The Right Way to Invest. We look forward to helping you reach your investment goals in the future.

Sincerely,

/s/ Bridget A. Macaskill

Bridget A. Macaskill                                          September 22, 1997



                        3   Oppenheimer Enterprise Fund

   AVG ANNUAL TOTAL RETURNS
For the Period Ended 9/30/97(1)

CLASS A
   1 year      Since inception
   16.21%      39.35%

CLASS B
   1 year      Since inception
   17.34%      41.17%

CLASS C
   1 year      Since inception
   21.35%      42.67%


PERFORMANCE UPDATE
--------------------------------------------------------------------------------

Oppenheimer Enterprise Fund's Class A shares produced a total rate of return, before sales charges, of 17.88% for the fiscal year ended 8/31/97.2 This past year was a difficult time for small-cap funds in general, primarily because investors showed a preference for larger blue-chip companies during the first eight of the 12 months. However, since late April, small-cap stocks have experienced a significant rebound. We expect that over time, the stocks in this Fund may produce superior growth.

LARGEST INDUSTRIES(3)
 .........................................................................
Industrial Services              15.7%  Leisure & Entertainment      5.4%
 .........................................................................
Healthcare/Supplies & Services   15.2   Diversified Financial        5.3
 .........................................................................
Computer Software                11.0   Retail-Specialty             5.3
 .........................................................................
Oil-Integrated                    7.1   Energy Services
                                        & Producers                  4.9
 .........................................................................
Healthcare/Drugs                  5.9   Electronics                  4.3
 .........................................................................


1. Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A returns include the current maximum initial sales charge of 5.75%. Class A shares were first publicly offered on 11/7/95. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 4% (since inception on 11/7/95). Class C returns for the 1-year period include the contingent deferred sales charge of 1% and have been available since 11/7/95. An explanation of the different performance calculations is in the Fund's prospectus. Class B and C shares are subject to an annual 0.25% service fee and 0.75% asset-based sales charge, and Class A shares are subject to an annual service fee not to exceed 0.25%.





                        4   Oppenheimer Enterprise Fund

SECTOR WEIGHTINGS(3)

-  Technology               22.6%
-  Consumer
   Non-Cyclical             21.8
-  Consumer Cyclical        17.8
-  Industrial               17.7
-  Energy                   12.0
-  Financial                 5.3
-  Basic Materials           2.8


PORTFOLIO REVIEW
--------------------------------------------------------------------------------

Oppenheimer Enterprise Fund is for investors aggressively seeking long-term growth from high potential stocks.


WHAT WE LOOK FOR

-  MAXIMUM GROWTH POTENTIAL from small and micro-cap companies.

- Current emphasis is on companies with MARKET CAPITALIZATION OF UP TO $200 MILLION.

- Companies that are BETWEEN THEIR START-UP AND EMERGING GROWTH PHASES and poised for rapid growth.

- DIVERSIFICATION in a variety of companies and industries to help lower the volatility of small and micro-cap investments.


TOP 10 HOLDINGS
(Percentage of net assets)(3)
 .........................................................................
Cal Dive International            2.9%  Brunswick Technologies       1.7%
 .........................................................................
Patterson Energy, Inc.            2.3   AEHR Test Systems            1.6
 .........................................................................
Investors Financial Services      2.3   New ERA of Networks, Inc.    1.6
 .........................................................................
Schlotzky's, Inc.                 2.2   National RV Holdings         1.5
 .........................................................................
Sabratek Corp.                    1.8   Benchmarq Microelectronics   1.5
 .........................................................................


2. Includes changes in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.

3. Portfolio is subject to change. Percentages are as of August 31, 1997 and are based on total market value of investments.





                        5   Oppenheimer Enterprise Fund

"SINCE LATE APRIL, SMALL-CAP STOCKS HAVE EXPERIENCED A SIGNIFICANT REBOUND."


AN INTERVIEW WITH YOUR FUND'S MANAGERS
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

For the one-year period ended August 31, 1997, Oppenheimer Enterprise Fund's Class A shares had a total rate of return, before sales charges, of 17.88%(1). As you know, the Fund emphasizes investments in "micro-cap" companies, that is, companies whose market capitalization is under $200 million. Market capitalization equals a company's stock price multiplied by the number of shares outstanding. We are trying to buy early-stage companies that represent sizable growth opportunities.

WHAT FACTORS AFFECTED YOUR PERFORMANCE?

From August 1996 through April 1997, and to a lesser extent since then, investors have shown a preference for larger, blue-chip multinational corporations. If you analyzed companies in terms of size, the top tier outperformed the second tier, which outperformed the third tier, and on down the list. So, the Fund was adversely affected by its concentration in a sector of the marketplace that was generally out of favor for the first eight of the last 12 months. However, the downside pressure on small and micro-cap stocks reached a climax in late April, and since then we've experienced a significant rebound.

      This past year was also characterized by another macro trend: the market's preference for "value stocks" as opposed to "growth stocks." Oppenheimer Enterprise Fund is a growth-oriented fund, which means we seek companies for the portfolio that are achieving strong sales and earnings gains; in contrast, value-oriented funds emphasize stocks considered by their managers to be underpriced.





                        6   Oppenheimer Enterprise Fund

[PHOTO]

PORTFOLIO MANAGEMENT
TEAM (L TO R)
Jay Tracey (Fund Manager)
Paul LaRocco

The market goes through cycles in which one style is favored over another. Over the past 12 months, value stocks outperformed growth stocks, which hindered our performance until recently. However, since May, growth stocks have shown renewed vigor, which is an encouraging sign going forward.

WHAT STOCKS DID WELL DURING THE YEAR?

One of the strongest groups over the past 12 months has been energy. We owned stock in Cal Dive International, an oil services company. Cal Dive is a provider of subsea construction and completion services. One of the strongest segments of the economy lately has been offshore drilling. A great deal of money is being spent by major oil companies to explore and produce oil from under water--whether it's the North Sea or the Gulf of Mexico. Typically, it takes a while to identify prospects, perform seismic analysis and then drill. Once drilling has taken place and oil and gas discovered, the wells need to be "completed." That's when companies like Cal Dive provide their underwater robots and other equipment needed to complete these wells, by tying them to production lines so that oil can be distributed.


1. Includes changes in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.





                        7   Oppenheimer Enterprise Fund

"ONE OF THE STRONGEST GROUPS OVER THE PAST 12 MONTHS HAS BEEN ENERGY..."


AN INTERVIEW WITH YOUR FUND'S MANAGERS
--------------------------------------------------------------------------------

Another solid performer for the Fund was Patterson Energy, Inc. Patterson is a drilling company, operating primarily in Texas and New Mexico, that provides onshore contract drilling to oil and gas customers. Patterson owns 27 drilling rigs and can drill to depths of 22,000 feet below the land surface. Drilling activity has been strong lately and the supply of rigs has been constrained. Beginning about two years ago, owners of everything from drill pipe to drilling rigs to other oil service equipment have been able to charge much more for the services they provide. In addition, energy demand has been expanding at home and abroad due to strengthening economies in many parts of the world.

WHAT OTHER COMPANIES PERFORMED WELL FOR THE FUND?

Advanced Technology Materials has been a very good holding. This company serves the semiconductor industry, producing "point of use" environmental equipment. At various points along a semiconductor production line, equipment is needed that will vent the toxic airborne material in an environmentally acceptable way because the chemicals used in processing semiconductor chips are highly toxic. Advanced Technology Materials' semiconductor industry customers are doing very well, and, as a result, the suppliers to that customer base have experienced the same dramatic growth in sales and earnings.

CAN YOU GIVE ME ANOTHER EXAMPLE OF A HOLDING THAT OUTPERFORMED?

Schlotzsky's, Inc. has also been a very positive holding. They're a franchiser of quick-service restaurants, operating 445 franchise stores in 37 states. The company, known for its high-quality bread, continues to surprise Wall Street analysts with stronger-than-expected sales and earnings.





                        8   Oppenheimer Enterprise Fund

"...PARTICULARLY EXPLORATION AND OFFSHORE DRILLING."


WHAT AREAS WERE DISAPPOINTING DURING THE YEAR?

Healthcare has been a difficult industry in the past year, primarily due to concern over Medicare/Medicaid reimbursement. Those concerns are still with us today. As the government searches for ways to cut expenditures, Medicare is vulnerable, and this puts a cloud over all healthcare service providers. Another area of disappointment was retailing, which suffered from lackluster consumer spending for several months. Recently, however, the outlook for retailers has improved with forecasts of a strong upcoming Christmas season.

WHAT IS YOUR OUTLOOK?

Oppenheimer Enterprise Fund's holdings reached a level of relative valuation that is very attractive compared to the rest of the market. On the average, the Fund's companies are currently selling at a price-to-earnings ratio only modestly above that of the S&P 500 Index, but with earnings growth far above that of the index. And, the earnings of the companies in our portfolio are expected to grow at a much higher rate than the S&P 500. Over time, we believe that the performance of the stocks in the Fund will reflect that superior growth.





                        9   Oppenheimer Enterprise Fund

STATEMENT OF INVESTMENTS  August 31, 1997

                                                                                                   MARKET VALUE
                                                                                 SHARES            SEE NOTE 1
===============================================================================================================
COMMON STOCKS--97.4%
---------------------------------------------------------------------------------------------------------------
BASIC MATERIALS--1.7%
---------------------------------------------------------------------------------------------------------------
Brunswick Technologies, Inc.(1)                                                      80,000         $ 1,410,000

---------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--17.4%
---------------------------------------------------------------------------------------------------------------
AUTOS & HOUSING--3.6%
Keystone Automotive Industries, Inc.(1)                                              45,000             849,375
---------------------------------------------------------------------------------------------------------------
National R.V. Holdings, Inc.(1)(2)                                                   70,000           1,246,875
---------------------------------------------------------------------------------------------------------------
Trendwest Resorts, Inc.(1)                                                           50,000             912,500
                                                                                                    -----------
                                                                                                      3,008,750

---------------------------------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT--6.8%
Casa Ole Restaurants, Inc.(1)                                                        76,500             683,719
---------------------------------------------------------------------------------------------------------------
Cinar Films, Inc., Cl. B(1)                                                          30,000             952,500
---------------------------------------------------------------------------------------------------------------
DSI Toys, Inc.(1)                                                                    60,000             547,500
---------------------------------------------------------------------------------------------------------------
Equity Marketing, Inc.(1)                                                            30,000             712,500
---------------------------------------------------------------------------------------------------------------
PJ America, Inc.(1)                                                                  40,000             640,000
---------------------------------------------------------------------------------------------------------------
Schlotzsky's, Inc.(1)                                                               100,000           1,812,500
---------------------------------------------------------------------------------------------------------------
Silver Diner, Inc.(1)                                                                80,000             210,000
---------------------------------------------------------------------------------------------------------------
Silver Diner, Inc.(1)(2)                                                             50,000             124,687
                                                                                                    -----------
                                                                                                      5,683,406

---------------------------------------------------------------------------------------------------------------
RETAIL: GENERAL--1.8%
North Face, Inc. (The)(1)                                                            24,000             532,500
---------------------------------------------------------------------------------------------------------------
Sport-Haley, Inc.(1)                                                                 60,000             960,000
                                                                                                    -----------
                                                                                                      1,492,500

---------------------------------------------------------------------------------------------------------------
RETAIL: SPECIALTY--5.2%
Coldwater Creek, Inc.(1)                                                             35,000             822,500
---------------------------------------------------------------------------------------------------------------
Marks Bros. Jewelers, Inc.(1)                                                        50,000             550,000
---------------------------------------------------------------------------------------------------------------
Mazel Stores, Inc.(1)                                                                30,000             637,500
---------------------------------------------------------------------------------------------------------------
Party City Corp.(1)                                                                  50,000           1,200,000
---------------------------------------------------------------------------------------------------------------
RDO Equipment Co., Cl. A(1)                                                          50,000           1,143,750
                                                                                                    -----------
                                                                                                      4,353,750

---------------------------------------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS--20.8%
---------------------------------------------------------------------------------------------------------------
BEVERAGES--0.6%
Puro Water Group, Inc.(1)                                                           110,000             550,000





                        10   Oppenheimer Enterprise Fund

                                                                                                   MARKET VALUE
                                                                                 SHARES            SEE NOTE 1
---------------------------------------------------------------------------------------------------------------
HEALTHCARE/DRUGS--5.6%
ArQule, Inc.(1)                                                                      50,000         $   912,500
---------------------------------------------------------------------------------------------------------------
Ascent Pediatrics, Inc.(1)                                                           60,000             427,500
---------------------------------------------------------------------------------------------------------------
Global Pharmaceutical Corp.(1)                                                       39,200             235,200
---------------------------------------------------------------------------------------------------------------
International Isotopes, Inc.(1)                                                     100,000             943,750
---------------------------------------------------------------------------------------------------------------
Kos Pharmaceuticals, Inc.(1)                                                         20,000             690,000
---------------------------------------------------------------------------------------------------------------
Onyx Pharmaceuticals, Inc.(1)                                                        60,000             585,000
---------------------------------------------------------------------------------------------------------------
PMR Corp.(1)                                                                         40,000             935,000
                                                                                                    -----------
                                                                                                      4,728,950

---------------------------------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES--14.6%
Advance Paradigm, Inc.(1)                                                            40,000             835,000
---------------------------------------------------------------------------------------------------------------
Autonomous Technologies Corp.(1)(2)                                                 200,000             570,000
---------------------------------------------------------------------------------------------------------------
Calypte Biomedical Corp.(1)                                                          80,000             440,000
---------------------------------------------------------------------------------------------------------------
Carriage Services, Inc.(1)                                                           30,000             645,000
---------------------------------------------------------------------------------------------------------------
EP MedSystems, Inc.(1)                                                              100,000             275,000
---------------------------------------------------------------------------------------------------------------
HumaScan, Inc.(1)                                                                   116,000             667,000
---------------------------------------------------------------------------------------------------------------
Intelligent Medical Imaging, Inc.(1)                                                140,000             831,250
---------------------------------------------------------------------------------------------------------------
Medical Manager Corp.(1)                                                             60,000           1,050,000
---------------------------------------------------------------------------------------------------------------
Monarch Dental Corp.(1)                                                              29,000             525,625
---------------------------------------------------------------------------------------------------------------
Nitinol Medical Technologies, Inc.(1)                                                61,000             777,750
---------------------------------------------------------------------------------------------------------------
Norland Medical Systems, Inc.(1)                                                     40,000             450,000
---------------------------------------------------------------------------------------------------------------
Ortivus AB, A Shares(1)                                                              13,700             558,402
---------------------------------------------------------------------------------------------------------------
Ortivus AB, B Shares(1)                                                               7,000             294,231
---------------------------------------------------------------------------------------------------------------
Photoelectron Corp.(1)                                                               70,000             446,250
---------------------------------------------------------------------------------------------------------------
Sabratek Corp.(1)                                                                    40,000           1,450,000
---------------------------------------------------------------------------------------------------------------
Somanetics Corp.(1)                                                                  60,000             187,500
---------------------------------------------------------------------------------------------------------------
Superior Consultant Holdings Corp.(1)                                                35,000             997,500
---------------------------------------------------------------------------------------------------------------
Ventana Medical Systems, Inc.(1)                                                     50,000             806,250
---------------------------------------------------------------------------------------------------------------
Vision Twenty-One, Inc.(1)                                                           40,000             460,000
                                                                                                    -----------
                                                                                                     12,266,758

---------------------------------------------------------------------------------------------------------------
ENERGY--11.7%
---------------------------------------------------------------------------------------------------------------
Basin Exploration, Inc.(1)                                                           80,000             820,000
---------------------------------------------------------------------------------------------------------------
Cal Dive International, Inc.(1)                                                      70,000           2,380,000
---------------------------------------------------------------------------------------------------------------
Carrizo Oil & Gas, Inc.(1)                                                           75,000             834,375
---------------------------------------------------------------------------------------------------------------
Edge Petroleum Corp.(1)                                                              40,000             640,000
---------------------------------------------------------------------------------------------------------------
FX Energy, Inc.(1)                                                                  100,000             912,500
---------------------------------------------------------------------------------------------------------------
Gulf Island Fabrication, Inc.(1)                                                     30,000           1,215,000
---------------------------------------------------------------------------------------------------------------
Patterson Energy, Inc.(1)                                                            50,000           1,912,500
---------------------------------------------------------------------------------------------------------------
Superior Energy Services, Inc.(1)                                                   130,000           1,080,625
                                                                                                    -----------
                                                                                                      9,795,000





                        11   Oppenheimer Enterprise Fund

                                                                                                   MARKET VALUE
                                                                                 SHARES            SEE NOTE 1
---------------------------------------------------------------------------------------------------------------
FINANCIAL--5.2%
---------------------------------------------------------------------------------------------------------------
American Capital Strategies Ltd.(1)                                                  50,000         $   981,250
---------------------------------------------------------------------------------------------------------------
Granite Financial, Inc.(1)                                                          100,000           1,175,000
---------------------------------------------------------------------------------------------------------------
Investors Financial Services Corp.                                                   42,200           1,872,625
---------------------------------------------------------------------------------------------------------------
Rockford Industries, Inc.(1)                                                         38,400             326,400
                                                                                                    -----------
                                                                                                      4,355,275

---------------------------------------------------------------------------------------------------------------
INDUSTRIAL--18.6%
---------------------------------------------------------------------------------------------------------------
INDUSTRIAL SERVICES--16.6%
A Consulting Team, Inc.(1)                                                           70,000             927,500
---------------------------------------------------------------------------------------------------------------
Coinstar, Inc.(1)                                                                    60,000             712,500
---------------------------------------------------------------------------------------------------------------
Cornell Corrections, Inc.(1)                                                         80,000           1,170,000
---------------------------------------------------------------------------------------------------------------
Dynamex, Inc.(1)                                                                      5,000              34,375
---------------------------------------------------------------------------------------------------------------
Eagle Geophysical, Inc.(1)                                                           40,000             820,000
---------------------------------------------------------------------------------------------------------------
Farr Co.(1)                                                                          60,000             967,500
---------------------------------------------------------------------------------------------------------------
Hub Group, Inc., Cl. A(1)                                                            30,000           1,020,000
---------------------------------------------------------------------------------------------------------------
ICTS International NV(1)                                                             60,000             577,500
---------------------------------------------------------------------------------------------------------------
Leap Group, Inc. (The)(1)                                                            97,100             194,200
---------------------------------------------------------------------------------------------------------------
Mansur Industries, Inc.(1)                                                           27,500             608,438
---------------------------------------------------------------------------------------------------------------
NCO Group, Inc.(1)                                                                   25,000             937,500
---------------------------------------------------------------------------------------------------------------
ONTRACK Data International, Inc.(1)                                                  45,000             776,250
---------------------------------------------------------------------------------------------------------------
Rent-Way, Inc.(1)                                                                    50,000             906,250
---------------------------------------------------------------------------------------------------------------
RWD Technologies, Inc.(1)                                                            40,000             770,000
---------------------------------------------------------------------------------------------------------------
Service Experts, Inc.(1)                                                             15,000             387,188
---------------------------------------------------------------------------------------------------------------
Stericycle, Inc.(1)                                                                 100,000           1,000,000
---------------------------------------------------------------------------------------------------------------
U.S. Liquids, Inc.(1)                                                                60,000             907,500
---------------------------------------------------------------------------------------------------------------
Unidigital, Inc.(1)                                                                 100,000             775,000
---------------------------------------------------------------------------------------------------------------
Waste Industries, Inc.(1)                                                            25,000             456,250
                                                                                                    -----------
                                                                                                     13,947,951

---------------------------------------------------------------------------------------------------------------
MANUFACTURING--2.0%
Ballantyne of Omaha, Inc.(1)                                                         50,000             975,000
---------------------------------------------------------------------------------------------------------------
ITEQ, Inc.(1)                                                                        60,000             742,500
                                                                                                    -----------
                                                                                                      1,717,500

---------------------------------------------------------------------------------------------------------------
TECHNOLOGY--22.0%
---------------------------------------------------------------------------------------------------------------
COMPUTER HARDWARE--3.4%
Aehr Test Systems(1)                                                                 75,000           1,312,500
---------------------------------------------------------------------------------------------------------------
MicroTouch Systems, Inc.(1)                                                          30,000             945,000
---------------------------------------------------------------------------------------------------------------
Planar Systems, Inc.(1)                                                              50,000             618,750
                                                                                                    -----------
                                                                                                      2,876,250





                        12   Oppenheimer Enterprise Fund

                                                                                                   MARKET VALUE
                                                                                 SHARES            SEE NOTE 1
---------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE--10.7%
Advent Software, Inc.(1)                                                             30,000         $   795,000
---------------------------------------------------------------------------------------------------------------
Aware, Inc.(1)                                                                       50,000             587,500
---------------------------------------------------------------------------------------------------------------
Engineering Animation, Inc.(1)                                                       30,000           1,147,500
---------------------------------------------------------------------------------------------------------------
Genesys Telecomm Labs, Inc.(1)                                                       25,000             700,000
---------------------------------------------------------------------------------------------------------------
H.T.E., Inc.(1)                                                                      60,000             930,000
---------------------------------------------------------------------------------------------------------------
Integrated Measurement Systems, Inc.(1)                                              30,000             465,000
---------------------------------------------------------------------------------------------------------------
Jetfax, Inc.(1)                                                                     100,000             987,500
---------------------------------------------------------------------------------------------------------------
New Era of Networks, Inc.(1)                                                         95,000           1,306,250
---------------------------------------------------------------------------------------------------------------
QAD, Inc.(1)                                                                         50,000           1,093,750
---------------------------------------------------------------------------------------------------------------
Rogue Wave Software, Inc.(1)                                                         30,000             438,750
---------------------------------------------------------------------------------------------------------------
SPSS, Inc.(1)                                                                        20,000             557,500
                                                                                                    -----------
                                                                                                      9,008,750

---------------------------------------------------------------------------------------------------------------
ELECTRONICS--4.2%
Advanced Technology Materials, Inc.(1)                                               40,000           1,180,000
---------------------------------------------------------------------------------------------------------------
BENCHMARQ Microelectronics, Inc.(1)                                                  40,000           1,240,000
---------------------------------------------------------------------------------------------------------------
Galileo Technology Ltd.(1)                                                           20,000             622,500
---------------------------------------------------------------------------------------------------------------
TelCom Semiconductor, Inc.(1)                                                        30,000             478,125
                                                                                                    -----------
                                                                                                      3,520,625

---------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS-TECHNOLOGY--3.7%
Innova Corp.(1)                                                                      20,000             440,000
---------------------------------------------------------------------------------------------------------------
Lightbridge, Inc.(1)                                                                 75,000             928,125
---------------------------------------------------------------------------------------------------------------
Microwave Power Devices, Inc.(1)                                                     70,000             682,500
---------------------------------------------------------------------------------------------------------------
PhoneTel Technologies, Inc.(1)                                                      350,000           1,028,125
                                                                                                    -----------
                                                                                                      3,078,750
                                                                                                    -----------
Total Common Stocks (Cost $63,276,663)                                                               81,794,215

                                                                                 FACE
                                                                                 AMOUNT
===============================================================================================================
REPURCHASE AGREEMENTS--4.9%
---------------------------------------------------------------------------------------------------------------
Repurchase agreement with J.P. Morgan Securities, Inc., 5.55%, dated 8/29/97, to be repurchased at $4,102,528 on 9/2/97,
collateralized by U.S. Treasury Bonds, 7.25%-11.25%,
2/15/03-8/15/19, with a value of $3,911,886 and U.S. Treasury
Nts., 5.875%, 10/31/98, with a value of $274,110 (Cost $4,100,000)               $4,100,000           4,100,000

---------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $67,376,663)                                        102.3%         85,894,215
---------------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                                                  (2.3)         (1,930,031)
                                                                                 ----------         -----------
NET ASSETS                                                                            100.0%        $83,964,184
                                                                                 ==========         ===========

1. Non-income producing security.

2. Identifies issues considered to be illiquid or restricted--See Note 5 of Notes to Financial Statements.

See accompanying Notes to Financial Statements.





                        13   Oppenheimer Enterprise Fund

STATEMENT OF ASSETS AND LIABILITIES  August 31, 1997

===============================================================================================================
ASSETS
Investments, at value (cost $67,376,663)--see accompanying statement                                $85,894,215
---------------------------------------------------------------------------------------------------------------
Cash                                                                                                     41,407
---------------------------------------------------------------------------------------------------------------
Receivables:
Investments sold                                                                                        433,367
Shares of beneficial interest sold                                                                      407,879
Interest and dividends                                                                                    2,103
---------------------------------------------------------------------------------------------------------------
Other                                                                                                    11,193
                                                                                                    -----------
Total assets                                                                                         86,790,164

===============================================================================================================
LIABILITIES
Payables and other liabilities:
Investments purchased                                                                                 2,572,500
Shares of beneficial interest redeemed                                                                  101,380
Trustees' fees--Note 1                                                                                   69,702
Distribution and service plan fees                                                                       29,684
Transfer and shareholder servicing agent fees                                                             9,452
Other                                                                                                    43,262
                                                                                                    -----------
Total liabilities                                                                                     2,825,980

===============================================================================================================
NET ASSETS                                                                                          $83,964,184
                                                                                                    ===========

===============================================================================================================
COMPOSITION OF NET ASSETS
Paid-in capital                                                                                     $63,696,902
---------------------------------------------------------------------------------------------------------------
Accumulated net investment loss                                                                        (32,928)
---------------------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and
foreign currency transactions                                                                         1,782,658
---------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of
assets and liabilities denominated in foreign currencies                                             18,517,552
                                                                                                    -----------
Net assets                                                                                          $83,964,184
                                                                                                    ===========





                        14   Oppenheimer Enterprise Fund

==================================================================================================================
NET ASSET VALUE PER SHARE
Class A Shares:
Net asset value and redemption price per share (based on
net assets of $52,454,822 and 3,089,162 shares of beneficial interest outstanding)                          $16.98
Maximum offering price per share (net asset value plus sales charge
of 5.75% of offering price)                                                                                 $18.02

------------------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $25,856,429 and
1,544,041 shares of beneficial interest outstanding)                                                        $16.75

------------------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $5,652,933 and
337,716 shares of beneficial interest outstanding)                                                          $16.74

See accompanying Notes to Financial Statements.





                        15   Oppenheimer Enterprise Fund

STATEMENT OF OPERATIONS  For the Year Ended August 31, 1997

===============================================================================================================
INVESTMENT INCOME
Interest                                                                                            $   195,334
---------------------------------------------------------------------------------------------------------------
Dividends                                                                                                20,044
                                                                                                    -----------
Total income                                                                                            215,378

===============================================================================================================
EXPENSES
Management fees--Note 4                                                                                 508,062
---------------------------------------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                                                  91,498
Class B                                                                                                 203,769
Class C                                                                                                  45,325
---------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                                                   160,009
---------------------------------------------------------------------------------------------------------------
Shareholder reports                                                                                     114,845
---------------------------------------------------------------------------------------------------------------
Trustees' fees and expenses--Note 1                                                                      41,539
---------------------------------------------------------------------------------------------------------------
Legal and auditing fees                                                                                  15,184
---------------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                              10,497
---------------------------------------------------------------------------------------------------------------
Deferred organization expenses                                                                            5,867
---------------------------------------------------------------------------------------------------------------
Insurance expenses                                                                                        2,857
---------------------------------------------------------------------------------------------------------------
Registration and filing fees:
Class A                                                                                                   1,050
Class B                                                                                                     959
Class C                                                                                                     111
---------------------------------------------------------------------------------------------------------------
Other                                                                                                     6,771
                                                                                                    -----------
Total expenses                                                                                        1,208,343

===============================================================================================================
NET INVESTMENT LOSS                                                                                    (992,965)

===============================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments                                                                                           5,157,150
Foreign currency transactions                                                                            (4,077)
                                                                                                    -----------
Net realized gain                                                                                     5,153,073
---------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on:
Investments                                                                                           7,630,383
Translation of assets and liabilities denominated in foreign currencies                                 (24,763)
                                                                                                    -----------
Net change                                                                                            7,605,620
                                                                                                    -----------
Net realized and unrealized gain                                                                     12,758,693

===============================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                $11,765,728
                                                                                                    ===========

See accompanying Notes to Financial Statements.





                        16   Oppenheimer Enterprise Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                   PERIOD ENDED
                                                                               YEAR ENDED          AUGUST 31,
                                                                               AUGUST 31, 1997     1996(1)
===============================================================================================================
OPERATIONS
Net investment loss                                                            $   (992,965)       $   (343,149)
---------------------------------------------------------------------------------------------------------------
Net realized gain                                                                 5,153,073           2,595,623
---------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                             7,605,620          10,911,932
                                                                                -----------         -----------
Net increase in net assets resulting from operations                             11,765,728          13,164,406

===============================================================================================================
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net realized gain:
Class A                                                                          (2,947,210)                 --
Class B                                                                          (1,406,497)                 --
Class C                                                                            (317,008)                 --

===============================================================================================================
BENEFICIAL INTEREST TRANSACTIONS
Net increase in net assets resulting from beneficial interest transactions--Note 2:
Class A                                                                           3,467,955          35,949,485
Class B                                                                           3,163,980          16,853,753
Class C                                                                             364,697           3,904,895

===============================================================================================================
NET ASSETS
Total increase                                                                   14,091,645          69,872,539
---------------------------------------------------------------------------------------------------------------
Beginning of period                                                              69,872,539                  --
                                                                                -----------         -----------
End of period (including accumulated net investment
loss of $32,928 and $2,168, respectively)                                       $83,964,184         $69,872,539
                                                                                ===========         ===========


1. For the period from November 7, 1995 (commencement of operations) to August 31, 1996.

See accompanying Notes to Financial Statements.





                        17   Oppenheimer Enterprise Fund

FINANCIAL HIGHLIGHTS


                                                      CLASS A
                                                      ----------------------------------
                                                      YEAR ENDED AUGUST 31,
                                                      1997                     1996(1)
========================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period                     $15.48                   $10.00
----------------------------------------------------------------------------------------
Income from investment operations:
Net investment loss                                        (.09)                    (.05)
Net realized and unrealized gain                           2.66                     5.53
                                                        -------                  -------
Total income from investment operations                    2.57                     5.48

----------------------------------------------------------------------------------------
Distributions from net realized gain                      (1.07)                      --
                                                        -------                  -------
Total dividends and distributions to shareholders         (1.07)                      --
----------------------------------------------------------------------------------------
Net asset value, end of period                           $16.98                   $15.48
                                                        =======                  =======

========================================================================================
TOTAL RETURN, AT NET ASSET VALUE(2)                       17.88%                   54.80%

========================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $52,455                  $44,421
----------------------------------------------------------------------------------------
Average net assets (in thousands)                       $42,895                  $30,655
----------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment loss                                       (1.18)%                  (0.59)%(3)
Expenses                                                   1.50%                    1.66%(3)
----------------------------------------------------------------------------------------
Portfolio turnover rate(4)                                142.4%                   155.6%
Average brokerage commission rate(5)                    $0.0642                  $0.0579


1. For the period from November 7, 1995 (commencement of operations) to August 31, 1996.

2. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or commencement of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3. Annualized.









                        18   Oppenheimer Enterprise Fund

CLASS B                                    CLASS C
-----------------------------------        -------------------------------
YEAR ENDED AUGUST 31,                      YEAR ENDED AUGUST 31,
1997                        1996(1)        1997                   1996(1)
==========================================================================

    $15.39                   $10.00          $15.39                 $10.00
--------------------------------------------------------------------------

      (.18)                    (.14)           (.18)                  (.14)
      2.61                     5.53            2.60                   5.53
   -------                  -------         -------                -------
      2.43                     5.39            2.42                   5.39

--------------------------------------------------------------------------
     (1.07)                      --           (1.07)                    --
   -------                  -------         -------                -------
     (1.07)                      --           (1.07)                    --
--------------------------------------------------------------------------
    $16.75                   $15.39          $16.74                 $15.39
   =======                  =======         =======                =======

==========================================================================
     17.03%                   53.90%          16.97%                 53.90%

==========================================================================

   $25,856                  $20,606          $5,653                 $4,846
--------------------------------------------------------------------------
   $20,410                  $14,123          $4,539                 $3,472
--------------------------------------------------------------------------

     (1.96)%                  (1.37)%(3)      (1.96)%                (1.35)%(3)
      2.27%                    2.44%(3)        2.27%                  2.43%(3)
--------------------------------------------------------------------------
     142.4%                   155.6%          142.4%                 155.6%
   $0.0642                  $0.0579         $0.0642                $0.0579


4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended August 31, 1997 were $93,709,660 and $92,116,340, respectively.

5. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold. Generally, non-U.S. commissions are lower than U.S. commissions when expressed as cents per share but higher when expressed as a percentage of transactions because of the lower per-share prices of many non-U.S. securities.

See accompanying Notes to Financial Statements.





                        19   Oppenheimer Enterprise Fund

NOTES TO FINANCIAL STATEMENTS


================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Enterprise Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek capital appreciation, primarily through investment in equity securities. The Fund's investment adviser is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class B and Class C shares may be subject to a contingent deferred sales charge. All three classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost
(or last determined market value) adjusted for amortization to maturity of any premium or discount.

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

              The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.





                        20   Oppenheimer Enterprise Fund

================================================================================
REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, AND GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

--------------------------------------------------------------------------------
TRUSTEES' FEES AND EXPENSES. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended August 31, 1997, a provision of $32,270 was made for the Fund's projected benefit obligations and payments of $1,509 were made to retired trustees, resulting in an accumulated liability of $32,929, at August 31, 1997.

--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
ORGANIZATION COSTS. The Manager advanced $13,000 for organization and start-up costs of the Fund. Such expenses are being amortized over a five-year period from the date operations commenced. In the event that all or part of the Manager's initial investment in shares of the Fund is withdrawn during the amortization period, the redemption proceeds will be reduced to reimburse the Fund for any unamortized expenses, in the same ratio as the number of shares redeemed bears to the number of initial shares outstanding at the time of such redemption.





                        21   Oppenheimer Enterprise Fund

================================================================================
1.  SIGNIFICANT ACCOUNTING POLICIES   (CONTINUED)

CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

              During the period ended August 31, 1997, the Fund adjusted the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the period ended August 31, 1997, amounts have been reclassified to reflect a decrease in accumulated net investment loss of $962,205. Accumulated net realized gain on investments was decreased by the same amount.

--------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and options written and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

              The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.





                        22   Oppenheimer Enterprise Fund

================================================================================
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                                YEAR ENDED AUGUST 31, 1997                  PERIOD ENDED AUGUST 31, 1996(1)
                                                ---------------------------                 -----------------------------
                                                SHARES         AMOUNT                       SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Class A:
Sold                                            852,726        $ 12,879,046                 3,497,248         $45,306,140
Dividends and
distributions reinvested                        193,503           2,765,162                        --                  --
Redeemed                                       (827,440)        (12,176,253)                 (626,875)         (9,356,655)
                                               --------        ------------                 ---------         -----------
Net increase                                    218,789        $  3,467,955                 2,870,373         $35,949,485
                                               ========        ============                 =========         ===========

-------------------------------------------------------------------------------------------------------------------------
Class B:
Sold                                            388,682        $  5,860,950                 1,532,771         $19,742,737
Dividends and
distributions reinvested                         93,212           1,320,815                        --                  --
Redeemed                                       (276,877)         (4,017,785)                 (193,747)         (2,888,984)
                                               --------        ------------                 ---------         -----------
Net increase                                    205,017        $  3,163,980                 1,339,024         $16,853,753
                                               ========        ============                 =========         ===========

-------------------------------------------------------------------------------------------------------------------------
Class C:
Sold                                             93,376        $  1,411,388                   395,954         $ 5,114,214
Dividends and
distributions reinvested                         20,665             292,614                        --                  --
Redeemed                                        (91,264)         (1,339,305)                  (81,015)         (1,209,319)
                                               --------        ------------                 ---------         -----------
Net increase                                     22,777        $    364,697                   314,939         $ 3,904,895
                                               ========        ============                 =========         ===========

1. For the period from November 7, 1995 (commencement of operations) to August 31, 1996.





                        23   Oppenheimer Enterprise Fund

================================================================================
3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS

At August 31, 1997, net unrealized appreciation on investments of $18,517,552 was composed of gross appreciation of $21,866,150, and gross depreciation of $3,348,598.

================================================================================
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for an annual fee of 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, and 0.60% of average annual net assets in excess of $800 million.

              For the year ended August 31, 1997, commissions (sales charges paid by investors) on sales of Class A shares totaled $160,348, of which $39,980 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $164,270 and $9,473, respectively, of which $9,198 was paid to an affiliated broker/dealer for Class B. During the year ended August 31, 1997, OFDI received contingent deferred sales charges of $52,498 and $3,292, respectively, upon redemption of Class B and Class C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

              OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.





                        24   Oppenheimer Enterprise Fund

================================================================================
The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the year ended August 31, 1997, OFDI paid $2,345 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.

              The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its services and costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B shares and Class C shares, as compensation for sales commissions paid from its own resources at the time of sale and associated financing costs. OFDI also receives a service fee of 0.25% per year as compensation for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Fund, including amounts paid to brokers, dealers, banks and other financial institutions. Both fees are computed on the average annual net assets of Class B and Class C shares, determined as of the close of each regular business day. During the year ended August 31, 1997, OFDI retained $174,549 and $23,136, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. At August 31, 1997, OFDI had incurred unreimbursed expenses of $544,471 for Class B and $44,775 for Class C.





                        25   Oppenheimer Enterprise Fund

================================================================================
5. ILLIQUID AND RESTRICTED SECURITIES

At August 31, 1997, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may be considered illiquid if it lacks a readily-available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation at August 31, 1997 was $1,941,562, which represents 2.31% of the Fund's net assets. Information concerning restricted securities is as follows:

                                                                                                          VALUATION
                                                                                                          PER UNIT AS OF
SECURITY                                                    ACQUISITION DATE         COST PER UNIT        AUGUST 31, 1997
-------------------------------------------------------------------------------------------------------------------------
Autonomous Technologies Corp.                               6/12/97                  $ 3.00                        $ 2.85
-------------------------------------------------------------------------------------------------------------------------
National R.V. Holdings, Inc.                                11/26/96                  13.25                         17.81
-------------------------------------------------------------------------------------------------------------------------
Silver Diner, Inc.                                          7/10/96                    5.50                          2.49





                        26   Oppenheimer Enterprise Fund

INDEPENDENT AUDITORS' REPORT


================================================================================
The Board of Trustees and Shareholders of
Oppenheimer Enterprise Fund:

We have audited the accompanying statements of investments and assets and liabilities of Oppenheimer Enterprise Fund as of August 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended and the period ended August 31, 1996, and the financial highlights for the year ended August 31, 1997 and the period from November 7, 1995 (commencement of operations) to August 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

              We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1997 by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

              In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Enterprise Fund as of August 31, 1997, the results of its operations for the year then ended, the changes in its net assets for the year ended August 31, 1997 and the period ended August 31, 1996, and the financial highlights for the year ended August 31, 1997 and the period from November 7, 1995 (commencement of operations) to August 31, 1996, in conformity with generally accepted accounting principles.



KPMG PEAT MARWICK LLP

Denver, Colorado
September 22, 1997





                        27   Oppenheimer Enterprise Fund

FEDERAL INCOME TAX INFORMATION  (Unaudited)


================================================================================
In early 1998 shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1997. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

              Dividends paid by the Fund during the year ended August 31, 1997 which are not designated as capital gain distributions should be multiplied by 4.72% to arrive at the net amount eligible for the corporate dividend-received deduction.

              The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax adviser for specific guidance.





                        28   Oppenheimer Enterprise Fund

OPPENHEIMER ENTERPRISE FUND


================================================================================
OFFICERS AND TRUSTEES        Leon Levy, Chairman of the Board of Trustees
                             Donald W. Spiro, Vice Chairman of the Board of
                               Trustees
                             Bridget A. Macaskill, Trustee and President
                             Robert G. Galli, Trustee
                             Benjamin Lipstein, Trustee
                             Elizabeth B. Moynihan, Trustee
                             Kenneth A. Randall, Trustee
                             Edward V. Regan, Trustee
                             Russell S. Reynolds, Jr., Trustee
                             Pauline Trigere, Trustee
                             Clayton K. Yeutter, Trustee
                             Jay W. Tracey, Vice President
                             George C. Bowen, Treasurer
                             Robert J. Bishop, Assistant Treasurer
                             Scott T. Farrar, Assistant Treasurer
                             Andrew J. Donohue, Secretary
                             Robert G. Zack, Assistant Secretary

================================================================================
INVESTMENT ADVISER           OppenheimerFunds, Inc.

================================================================================
DISTRIBUTOR                  OppenheimerFunds Distributor, Inc.

================================================================================
TRANSFER AND SHAREHOLDER     OppenheimerFunds Services
SERVICING AGENT

================================================================================
CUSTODIAN OF                 The Bank of New York
PORTFOLIO SECURITIES

================================================================================
INDEPENDENT AUDITORS         KPMG Peat Marwick LLP

================================================================================
LEGAL COUNSEL                Gordon Altman Butowsky Weitzen Shalov & Wein

                             This is a copy of a report to shareholders of Oppenheimer Enterprise Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Enterprise Fund. For material information concerning the Fund, see the Prospectus.

                             Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.





                        29   Oppenheimer Enterprise Fund

OPPENHEIMERFUNDS FAMILY

=======================================================================================================================
REAL ASSET FUNDS
-----------------------------------------------------------------------------------------------------------------------
Real Asset Fund                         Gold & Special Minerals Fund

=======================================================================================================================
STOCK FUNDS
-----------------------------------------------------------------------------------------------------------------------
Developing Markets Fund                 Quest Small Cap Value Fund                         Global Fund
Enterprise Fund                         Capital Appreciation Fund(1)                       Quest  Global Value Fund
International Growth Fund               Quest Capital Value Fund                           Disciplined Value Fund
Discovery Fund                          Growth Fund                                        Quest Value Fund

=======================================================================================================================
STOCK & BOND FUNDS
-----------------------------------------------------------------------------------------------------------------------
Main Street Income &                    Quest Growth &Income                               Disciplined Allocation Fund
   Growth Fund                             Value Fund                                      Multiple Strategies Fund(2)
Quest Opportunity Value Fund            Global Growth &Income Fund                         Bond  Fund for Growth
Total Return Fund                       Equity Income Fund

=======================================================================================================================
BOND FUNDS
-----------------------------------------------------------------------------------------------------------------------
International Bond Fund                 Champion Income Fund                               U.S. Government Trust
High Yield Fund                         Strategic Income Fund                              Limited-Term Government Fund
                                        Bond Fund

=======================================================================================================================
MUNICIPAL FUNDS
-----------------------------------------------------------------------------------------------------------------------
California Municipal Fund(3)            Pennsylvania Municipal Fund(3)                     Rochester Division:
Florida Municipal Fund(3)               Municipal Bond Fund                                Rochester Fund Municipals
New Jersey Municipal Fund(3)            Insured Municipal Fund                             Limited Term New York
New York Municipal Fund(3)              Intermediate Municipal Fund                           Municipal Fund

=======================================================================================================================
MONEY MARKET FUNDS(4)
-----------------------------------------------------------------------------------------------------------------------
Money Market Fund                       Cash Reserves

=======================================================================================================================
LIFESPAN
-----------------------------------------------------------------------------------------------------------------------
Growth Fund                             Balanced Fund                                      Income Fund


1. On 12/18/96, the Fund's name was changed from "Target Fund."

2. On 3/16/97, the Fund's name was changed from "Asset Allocation Fund."

3. Available only to investors in certain states.

4. An investment in money market funds is neither insured nor guaranteed by the U.S. government and there can be no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

(C) Copyright 1997 OppenheimerFunds, Inc. All rights reserved.





                        30   Oppenheimer Enterprise Fund

INTERNET
24-hr access to account
information

WWW.OPPENHEIMERFUNDS.COM


GENERAL INFORMATION
Mon-Fri 8:30am-9pm ET
Sat 10am-4pm ET

1-800-525-7048


ACCOUNT TRANSACTIONS
Mon-Fri 8:30am-9pm ET
Sat 10am-4pm ET

1-800-852-8457


PHONELINK
24-hr automated information
and automated transactions

1-800-533-3310


TELECOMMUNICATION DEVICE
FOR THE DEAF (TDD)
Mon-Fri 8:30am-2pm ET

1-800-843-4461


OPPENHEIMERFUNDS
INFORMATION HOTLINE
24 hours a day, timely and
insightful messages on the
economy and issues that
affect your investments

1-800-835-3104


INFORMATION AND SERVICES
--------------------------------------------------------------------------------

As an Oppenheimer fund shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

         And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

         When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number to make investments.

         For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

         You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

         So call us today, or visit us at our website at www.oppenheimerfunds.com--we're here to help.

[OPPENHEIMERFUNDS LOGO]

RA0885.001.0897  October 30, 1997